                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) of our report dated February 10, 2000, with respect to the consolidated financial statements and schedule of Veeco Instruments Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1999, filed with the Securities and Exchange Commission.


                                    /s/ Ernst & Young LLP


Melville, New York
May 3, 2000